[Ningbo Heng Bang Long Electrical Equipment Co., Ltd.]
(as the “Purchaser”)

and

[Ningbo Bang Shi Da Electrical Equipment Co., Ltd.]
(as the “Seller”)

and

Fan Wenda
 (as the “Guarantor” of the Seller)

Supplemental Agreement

to

Asset and Business Purchase Agreement

November 24, 2010, in Shenzhen

TABLE OF CONTENTS

CHAPTER		PAGE

CHAPTER I	DEFINITION	2

CHAPTER II	CONSIDERATION	2

CHAPTER III	GOVERNING LAW AND DISPUTES RESOLUTION	3

CHAPTER IV	MISCELLANEOUS	3

This Supplemental Agreement to Asset and Business Purchase Agreement (this “Supplemental Agreement”)is made and entered into by and among the following parties on November 24, 2010 (the “Execution Date”) in the Peoples Republic of China (“China”):

Purchaser:	[Ningbo Heng Bang Long Electrical Equipment Co., Ltd.] (the “Purchaser”)
Registered Address: No. 17, Tian Tong Road, Hu Di Village, Lin Shan Town, Yuyao
Legal Representative: Wang Yue
Title: Chairman of the Board

Seller:	[Ningbo Bang Shi Da Electrical Equipment Co., Ltd.] (the “Seller”)
Registered Address: Hu Di Village, Lin Shan Town, Yuyao
Legal Representative: Fan Wenda
Title: Chairman of the Board

Guarantor of the Seller:	Fan Wenda (the “Guarantor”)
ID Number: 330219197710282890
Address: Hu Di Village, Lin Shan Town, Yuyao

The forgoing parties shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas

1.
The Parties have executed an Asset and Business Purchase Agreement on November 6, 2010 (the “Purchase Agreement”), and the Seller has transferred all of the Target Assets and Target Business to the Purchaser on November 15, 2010, when the Seller and the Purchaser has made an inventory on all such targets.

2.	The Parties intend to adjust the Consideration provided in the Purchase Agreement according to Article 9 of the Purchase Agreement.

Trough amicable negotiation, the Parties agrees as follows

CHAPTER I      DEFINITION

1.	Except as otherwise prescribed in this Supplemental Agreement, words and expressions used herein shall have the same meanings as defined in the Purchase Agreement.

2.	Titles of this Supplemental Agreement are set forth only for convenience of reading and shall not influence the content and interpretation of any provision.

CHAPTER II      CONSIDERATION

3.
The Purchaser (and/or the Controller) and the Seller have performed a physical inventory on the Target Assets pursuant to Article 9 of the Purchase Agreement.  According to the result of such physical inventory:

(i)	The Fixed Assets (as listed in Exhibit I attached hereto) transferred from the Seller to the Purchaser were valued at RMB 7,741,900.03,

(ii)	The Inventory (as listed in Exhibit II attached hereto) transferred from the Seller to the Purchaser was valued at RMB 4,642,327.82;

(iii)	The Client Resources (as listed in Exhibit III attached hereto) were valued at RMB 32,113,900.00; and

(iv)	The Parties confirm that the Transferred Employees are hereby set forth in Exhibit IV hereto.

4.
Based on the result of the aforesaid physical inventory as stated in Article 3 above, the Parties agree that the final total Consideration under in the Purchase Agreement shall be adjusted to RMB 44,498,127.85.

5.
Since the Actual Value of Target Assets which is RMB 44,498,127.85 is lower than the Evaluation Value of Target Assets which is RMB 49,322,100, the Parties hereby confirm that the exact amount of the Second Installment Consideration calculated based on the result of the physical count according to Article 9 of the Purchase Agreement shall be:

Second Installment Consideration actually paid by the Purchaser = RMB 41,322,100 – (Evaluation Value of Target Assets – Actual Value of Target Assets) = RMB 41,322,100 – (RMB 49,322,100 – RMB 44,498,127.85) = RMB 36,498,127.85.

To avoid any doubt, the amount of the First Installment Consideration and the Third Installment Consideration shall not change.

CHAPTER III      GOVERNING LAW AND DISPUTES RESOLUTION

6.
This Supplemental Agreement shall be governed, bound and protected by the laws of the PRC. The interpretation, performance, amendment, termination, validity and dispute resolution of this Supplemental Agreement shall be conducted in accordance with the laws of the PRC.

7.
In the event of any dispute with respect to the execution, interpretation, performance or validity of the provisions of this Supplemental Agreement or any dispute related to this Supplemental Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (the “CIETAC”) South China Sub-Commission for arbitration. The arbitration shall be conducted in Shenzhen in accordance with then-effective and applicable arbitration rules of CIETAC. The arbitration award shall be final and binding on all Parties.

CHAPTER IV  MISCELLANEOUS

8.
This Supplemental Agreement constitutes an inseparable part of the Purchase Agreement and both the Purchase Agreement and this Supplemental Agreement shall be equally binding to the Parties.  Expect for those explicitly amended and superseded by this Supplemental Agreement, the other provisions of the Purchase Agreement shall still be valid and effective.

9.	This Supplemental Agreement shall become effective upon execution by the Parties as of the date first above written.

10.
In the event that any provision or stipulation hereunder is invalid, unlawful or unenforceable in accordance with the laws of the PRC, any other provisions shall remain effective and binding on all Parties without affecting the integral performance and material contents hereof.

11.	This Supplemental Agreement is executed in three copies, each Party holding one copy with equal legal validity.

Exhibits of this Supplemental Agreement:

Exhibit I: List of Fixed Assets
Exhibit II: List of Inventory
Exhibit III: List of Client Resources
Exhibit IV: List of Transferred Employees

[The remainder of this page has intentionally been left blank]

Signature Pages to the Supplemental Agreement to Assets and Business Purchase Agreement.

Purchaser: [Ningbo Heng Bang Long Electrical Equipment Co., Ltd.]

Signature/Seal: /s/ Wang Yue [Company Seal]
Name of Legal Representative: Wang Yue
Title: Chairman of the Board

Signature Pages to the Supplemental Agreement to Assets and Business Purchase Agreement.

Seller: [Ningbo Bang Shi Da Electrical Equipment Co., Ltd.]

Signature/Seal: /s/ Fan Wenda [Company Seal]
Name of Authorized Representative: Fan Wenda
Title: Legal Representative

Signature Pages to the Supplemental Agreement to Assets and Business Purchase Agreement.

Guarantor: Fan Wenda

Signature:	/s/ Fan Wenda

Exhibit I
List of Fixed Assets

Exhibit II
List of Inventory

Exhibit III
List of Client Resources

Exhibit IV
List of Transferred Employees